Exhibit 99.2
Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 1 Veeco (Nasdaq: VECO) May 9, 2022 Q1 2022 Financial Results Conference Call

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 2 2 Safe Harbor This presentation contains “forward - looking statements”, within the meaning of the safe harbor provisions of the U .. S .. Private Securities Litigation Reform Act of 1995 , as amended, that are based on management’s expectations, estimates, projections and assumptions .. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward - looking statements .. Forward - looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, the impact of the COVID - 19 pandemic, our ongoing transformation initiative and the effects thereof on our operations and financial results ; and other statements that are not historical facts .. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance .. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation : the level of demand for our products ; global economic and industry conditions ; the effects of regional or global health epidemics, including the effects of the COVID - 19 pandemic on the Company’s operations and on those of our customers and suppliers ; global trade issues, including the ongoing trade disputes between the U .. S .. and China, and changes in trade and export license policies ; our dependency on third - party suppliers and outsourcing partners ; the timing of customer orders ; our ability to develop, deliver and support new products and technologies ; our ability to expand our current markets, increase market share and develop new markets ; the concentrated nature of our customer base ; our ability to obtain and protect intellectual property rights in key technologies ; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees ; the variability of results among products and end - markets, and our ability to accurately forecast future results, market conditions, and customer requirements ; the impact of our indebtedness, including our convertible senior notes and our capped call transactions ; and other risks and uncertainties described in our SEC filings on Forms 10 - K, 10 - Q and 8 - K, and from time - to - time in our other SEC reports .. All forward - looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation .. The Company does not undertake any obligation to update or publicly revise any forward - looking statements to reflect events, circumstances or changes in expectations after the date of this presentation ..

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 3 CEO Overview and Market Update Bill Miller

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 4 4 Q1 2022 Highlights $156M $25M 38¢ Revenue Non - GAAP Operating Income Diluted Non - GAAP EPS • Strong demand environment • Top line driven primarily by record semiconductor revenue • $25M in cash flow from operations • Published ESG goals • Supply chain challenges persist Solid quarterly results despite persistent supply chain challenges A reconciliation of GAAP to Non - GAAP financial measures can be found in the backup section of this presentation.

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 5 5 Mobility and Immersive User Experience Connecting people on the move with technologies such as 5G, sensors, advanced displays The Cloud High speed communication and storage of enormous amounts of data Differentiated Technologies Aligned with Megatrends Compound Semiconductor Semiconductor Growth Markets Core Technologies Megatrends Laser Annealing AP Lithography Ion Beam Wet Processing MOCVD Transformation of the Automotive Industry Electrification and autonomous advancements High Performance Computing/AI Faster and more efficient computing to enable large scale data center applications and artificial intelligence Data Storage Ion Beam Deposition Ion Beam Etch AI – Artificial Intelligence 5G – Fifth generation wireless technology AP – Advanced Packaging MOCVD – Metal Organic Chemical Vapor Deposition

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 6 6 2022 Priorities – Executing Our Growth Plan Protect ▪ Capacity Expansion ▪ New technology evaluations ▪ Service capability ▪ Safety ▪ Culture ▪ Reaffirming 2022: ▪ 10% - 17% revenue growth ▪ Supply chain ▪ Quality ▪ Delivery ▪ Evaluations Growth & Profitability A transformed company on an accelerated growth trajectory Execute Innovate & Invest Strategy Execution

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 7 CFO Financial Review John Kiernan

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 8 8 Q1 2022 Revenue by Market & Region 49% 24% 14% 13% Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage 37% 30% 19% 14% EMEA China United States Rest of APAC $156M Revenue Trend ($M) Q1 21 Q4 21 Q1 22 Semiconductor 52 65 78 Compound Semi 25 35 37 Data Storage 41 36 22 Scientific & Other 16 16 20 Total 134 153 156 Rest of World is less than 1% Amounts may not calculate precisely due to rounding.

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 9 9 Q1 Operating Results In millions (except per share amounts) GAAP Non - GAAP Q4 21 Q1 22 Q4 21 Q1 22 Revenue $153.0 $156.4 $153.0 $156.4 Gross Profit 64.0 66.0 64.9 67.5 Gross Margin 41.9% 42.2% 42.4% 43.1% Operating Expenses 46.4 49.5 40.0 42.8 Operating Income 17.6 16.5 24.9 24.7 Net Income 8.2 13.3 22.6 21.7 Diluted Earnings Per Share $0.15 $0.24 $0.43 $0.38 Diluted Shares 54.9 65.3 52.8 63.6 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non - GAAP financial measures can be found in the backup section of this presentation.

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 10 10 Balance Sheet and Cash Flow Highlights $ millions Q4 21 Q1 22 Cash & Short - Term Investments 225 232 Accounts Receivable 110 99 Inventories 171 179 Accounts Payable 44 56 Long - Term Debt Including Current Portion 229 274 Cash Flow from Operations 17 25 DSO (days) 64 57 DIO 173 174 DPO 46 57 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non - GAAP financial measures can be found in the backup section of this presentation.

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 11 11 Q2 2022 Guidance GAAP Non - GAAP Revenue $150M - $170M $150M - $170M Gross Margin 38% - 39% 40% - 41% Operating Expenses $51M - $53M $44M - $46M Net Income $3M - $10M $12M - $19M Diluted Earnings Per Share $0.05 – $0.19 $0.22 - $0.34 A reconciliation of GAAP to Non - GAAP financial measures can be found in the backup section of this presentation.

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 12 Thank You Q&A

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 13 Backup and Financial Tables

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 14 14 Convertible Notes as of March 31, 2021 (1) Conversion price for 2027 Convertible Notes includes the effect of the Capped Call transaction (2) Weighted average (3) Reflects the adoption of ASU 2020 - 06, effective January 1, 2022 Amounts may not calculate precisely due to rounding. Convertible Debt Principal Amount Carrying Value Coupon Annual Cash Interest Annual Non - Cash Interest 3 Initial Conversion Price Convertible Notes Due Jan 2023 $20M $20M 2.7% $0.5M $0.1M $40.03 Convertible Notes Due Jan 2025 $133M $131M 3.5% $4.7M $0.5M $24.00 Convertible Notes Due June 2027 $125M $123M 3.75% $4.6M $0.4M $18.46 1 Total Convertible Debt $278M $274M 3.6% 2 $9.8M $1.0M

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 15 15 Historical Revenue by End - Market $M 2019 2020 2021 2022 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Semiconductor 44.6 37.8 41.8 51.3 175.6 37.4 37.5 33.6 57.4 165.9 51.6 53.7 76.3 65.4 247.1 77.6 Compound Semi 15.0 16.4 26.3 28.1 85.9 18.4 17.8 26.6 45.2 107.9 24.8 24.2 23.3 34.7 107.0 37.1 Data Storage 19.6 22.7 24.1 17.6 84.1 38.9 28.3 36.9 19.2 123.3 41.0 52.0 39.3 36.5 168.8 21.6 Scientific & Other 20.2 20.8 16.6 16.2 73.8 9.8 15.1 15.0 17.1 57.0 16.4 16.4 11.4 16.3 60.5 20.1 Total 99.4 97.8 109.0 113.2 419.3 104.5 98.6 112.1 138.9 454.2 133.7 146.3 150.2 153.0 583.3 156.4 Amounts may not calculate precisely due to rounding.

Effect of New Accounting Standard for Convertible Notes on Diluted EPS (Effective Q1 2022)

Quarterly

GAAP

EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation *(In thousands)*	Incremental Dilutive Shares** *(In thousands)*
≥ $0.14 < $0.23	$1,272	8,942
≥ $0.23 < $0.32	$2,544	14,463
≥ $0.32	$2,704	14,967

Non-GAAP*

EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation *(In thousands)*	Incremental Dilutive Shares** *(In thousands)*
≥ $0.17 < $0.21	$1,172	6,771
≥ $0.21 < $0.27	$2,331	12,292
≥ $0.27	$2,467	12,796

Annual

GAAP

EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation *(In thousands)*	Incremental Dilutive Shares** *(In thousands)*
≥ $0.57 < $0.92	$5,096	8,942
≥ $0.92 < $1.27	$10,190	14,463
≥ $1.27	$10,832	14,967

Non-GAAP*

EPS threshold before effect of Notes	Reduction to Interest expense for EPS calculation *(In thousands)*	Incremental Dilutive Shares** *(In thousands)*
≥ $0.69 < $0.84	$4,688	6,771
≥ $0.84 < $1.08	$9,325	12,292
≥ $1.08	$9,870	12,796

Based upon current Notes outstanding. The above calculations are intended to be estimates only, and reflect the use of the if-converted method for diluted EPS purposes, which the Company is now required to use upon adoption of ASU 2020-06, effective Q1 2022. The EPS thresholds mentioned above represent various ranges at which some of our Notes may become dilutive. No shares are added for dilution purposes if the addition of such shares (and reduced interest expense) would be anti-dilutive.

* The non-GAAP incremental dilutive shares includes the impact of the Company's capped call transactions issued concurrently with our 2027 Notes, and assumes an average per share stock price above $18.46.

16 Q1 2022 Financial Results Conference Call
Copyright © 2022 Veeco Instruments Inc. All Rights Reserved.

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 17 17 Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items ; these financial measures are therefore not calculated in accordance with U .. S .. generally accepted accounting principles (“GAAP”) .. These Non - GAAP financial measures exclude items such as : share - based compensation expense ; charges relating to restructuring initiatives ; non - cash asset impairments ; certain other non - operating gains and losses ; and acquisition - related items such as transaction costs, non - cash amortization of acquired intangible assets, incremental transaction - related compensation, and certain integration costs .. These Non - GAAP financial measures may be different from Non - GAAP financial measures used by other companies .. Non - GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP .. By excluding these items, Non - GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts .. Management is evaluated on key performance metrics including Non - GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods .. These Non - GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision - making .. In addition, similar Non - GAAP financial measures have historically been reported to investors ; the inclusion of comparable numbers provides consistency in financial reporting .. Investors are encouraged to review the reconciliation of the Non - GAAP financial measures used in this news release to their most directly comparable GAAP financial measures ..

Q1 2022 Financial Results Conference Call Copyright © 2022 Veeco Instruments Inc. All Rights Reserved. 18 18 Supplemental Information — GAAP to Non - GAAP Reconciliation Amounts may not calculate precisely due to rounding. In millions Q4 21 Q1 22 Net sales $153.0 $156.4 GAAP gross profit 64.0 66.0 GAAP gross margin 41.9% 42.2% Add: Share - based comp 0.6 0.9 Add: Other 0.2 0.5 Non - GAAP gross profit $64.9 $67.5 Non - GAAP gross margin 42.4% 43.1% In millions Q4 21 Q1 22 GAAP Net income $8.2 $13.3 Add: Share - b ased comp 3.5 4.5 Add: Amortization 3.0 2.5 Add: Transition expenses related to San Jose expansion project 0.7 1.2 Add: Depreciation of PP&E fair value step - up for purchase accounting 0.1 0.1 Add: Interest expense 5.8 2.8 Add: Other (income) expense, net 5.0 - Add: Tax expense (benefit) (1.4) 0.4 Non - GAAP operating income $24.9 $24.7 In millions, except per share amounts Q4 21 Q1 22 GAAP Basic weighted average shares 49.2 49.6 GAAP Diluted weighted average shares 54.9 65.3 GAAP Basic EPS $0.17 $0.27 GAAP Diluted EPS $0.15 $0.24 GAAP Net income $8.2 $13.3 Add: Share - based comp 3.5 4.5 Add: Amortization 3.0 2.5 Add: Transition expenses related to San Jose expansion project 0.7 1.2 Add: Depreciation of PP&E fair value step - up for purchase accounting 0.1 0.1 Add: Non - cash interest expense 3.1 0.2 Add: Other (income) expense, net 5.0 - Add: Tax adjustment from GAAP to Non - GAAP (0.9) (0.1) Non - GAAP net income $22.6 $21.7 Non - GAAP basic EPS $0.46 $0.44 Non - GAAP diluted EPS $0.43 $0.38 Non - GAAP basic weighted average shares 49.2 49.6 Non - GAAP diluted weighted average shares 52.8 63.6

Q1 2022 Actual: GAAP to Non-GAAP Reconciliation

(in millions, except per share amounts)

Reconciliation of GAAP to non-GAAP Financial Data					
		Non-GAAP Adjustments			
	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net Sales	$156.4				$156.4
Gross Profit	66.0	0.9	—	0.5	67.5
Gross Margin	42.2%				43.1%
Operating Expenses	$49.5	(3.5)	(2.5)	(0.7)	$42.8
Operating Income	$16.5	4.5	2.5	1.2	$24.7
Net Income	$13.3	4.5	2.5	1.4	$21.7

Other Non-GAAP Adjustments	
Transition expenses related to San Jose expansion project	$1.2
Depreciation of PPE fair value step-up associated with the Ultratech purchase accounting	0.1
Subtotal	1.2
Non-cash Interest Expense	0.2
Non-GAAP tax adjustment	(0.1)
Total Other	$1.4

Income per Diluted Common Share	GAAP	Non-GAAP
Net Income	$13.3	$21.7
Add: Interest on Convertible Senior Notes	2.5	2.5
Net income available to common shareholders	15.9	24.2
Basic weighted average common shares	49.6	49.6
Add: Dilutive effect of share-based awards	1.2	1.2
Add: Dilutive effect of 2023 Convertible Senior Notes	-	0.5
Add: Dilutive effect of 2025 Convertible Senior Notes	5.5	5.5
Add: Dilutive effect of 2027 Convertible Senior Notes	8.9	6.8
Diluted weighted average common shares	65.3	63.6
Basic income per common share	$0.27	$0.44
Diluted income per common share	$0.24	$0.38

Amounts may not calculate precisely due to rounding.

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Q1 2022 Financial Results Conference Call
Copyright © 2022 Veeco Instruments Inc. All Rights Reserved.

Q2 2022 Guidance

(in millions, except per share amounts)

Reconciliation of GAAP to non-GAAP Financial Data					
		Non-GAAP Adjustments			
	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net Sales	$150–$170				$150–$170
Gross Profit	58–67	1	—	1	60–69
Gross Margin	38%–39%				40%–41%
Operating Expenses	$51–$53	(4)	(3)	(1)	$44–$46
Operating Income	$6–$13	5	3	1	$15–$22
Net Income	$3–$10	5	3	1	$12–$19
Income per Diluted Share	$0.05–$0.19				$0.22–$0.34

Reconciliation of GAAP Net Income to non-GAAP Operating Income	
GAAP Net Income	$3–$10
Share-Based Compensation	5
Amortization	3
Interest Expense, Net	3
Other	1
Non-GAAP Operating Income	$15–$22

Income per Diluted Common Share	GAAP	Non-GAAP
Net Income	$3–$10	$12–$19
Add: Interest on Convertible Senior Notes	0-1	2
Net income available to common shareholders	3-11	14-21
Basic weighted average common shares	49	49
Add: Dilutive effect of share-based awards	2	2
Add: Dilutive effect of 2023 Convertible Senior Notes	-	-
Add: Dilutive effect of 2025 Convertible Senior Notes	-	6
Add: Dilutive effect of 2027 Convertible Senior Notes	0-9	7
Diluted weighted average common shares	51-60	64
Income per diluted common share	$0.05-$0.19	$0.22-$0.34

Amounts may not calculate precisely due to rounding.

20 Q1 2022 Financial Results Conference Call
Copyright © 2022 Veeco Instruments Inc. All Rights Reserved.